Premises and Equipment	12 Months Ended
Oct. 31, 2019
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Premises and Equipment
Note 9: Premises and Equipment
We record all premises and equipment at cost less accumulated depreciation, and less any accumulated impairment, except land, which is recorded at cost. Buildings, computer equipment and operating system software, other equipment and leasehold improvements are depreciated on a straight-line basis over their estimated useful lives. When the major components of a building have different useful lives, they are accounted for separately and depreciated over each component’s estimated useful life. The maximum estimated useful lives we use to depreciate our assets are as follows:

Buildings	10 to 40 years
Computer equipment and operating system software	5 to 7 years
Other equipment	10 years
Leasehold improvements	Lease term to a maximum of 10 years
Depreciation methods, useful lives and the residual values of premises and equipment are reviewed annually for any change in circumstances and are adjusted if appropriate. At each reporting period, we review whether there are any indications that premises and equipment need to be tested for impairment. If there is an indication that an asset may be impaired, we test for impairment by comparing the asset’s carrying value to its recoverable amount. The recoverable amount is calculated as the higher of the value in use and the fair value less costs to sell. Value in use is the present value of the future cash flows expected to be derived from the asset. An impairment charge is recorded when the recoverable amount is less than the carrying value. There were no significant write-downs of premises and equipment due to impairment during the years ended October 31, 2019, 2018 and 2017. Gains and losses on disposal are included in non-interest
expense, premises and equipment, in our Consolidated Statement of Income.
Net rent expense for premises and equipment reported in
non-interest
expense, premises and equipment, in our Consolidated Statement of Income for the years ended October 31, 2019, 2018 and 2017 was $600 million, $530 million and $501 million, respectively.

(Canadian $ in millions)						2019						2018
	Land	Buildings	Computer equipment	Other equipment	Leasehold improvements	Total	Land	Buildings	Computer equipment	Other equipment	Leasehold improvements	Total
Cost
Balance at beginning of year	145	1,627	2,229	933	1,514	6,448	174	1,726	1,994	913	1,429	6,236
Additions	10	86	343	57	124	620	4	66	236	40	87	433
Disposals (1)	(45)	(179)	(102)	(15)	(24)	(365)	(32)	(163)	(11)	(27)	(20)	(253)
Foreign exchange and other	(1)	–	–	(2)	1	(2)	(1)	(2)	10	7	18	32
Balance at end of year	109	1,534	2,470	973	1,615	6,701	145	1,627	2,229	933	1,514	6,448
Accumulated Depreciation and Impairment
Balance at beginning of year	–	1,016	1,662	704	1,080	4,462	–	1,063	1,465	674	1,001	4,203
Disposals (1)	–	(114)	(101)	(12)	(20)	(247)	–	(116)	(9)	(24)	(15)	(164)
Depreciation	–	59	227	51	98	435	–	60	201	48	91	400
Foreign exchange and other	–	–	(2)	(1)	(1)	(4)	–	9	5	6	3	23
Balance at end of year	–	961	1,786	742	1,157	4,646	–	1,016	1,662	704	1,080	4,462
Net carrying value	109	573	684	231	458	2,055	145	611	567	229	434	1,986

(1)	Includes fully depreciated assets written off.